UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2024
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
                              Georgia                                                001-11312                                               58-0869052
(State or other jurisdiction of incorporation)          (Commission File Number)             (IRS Employer Identification Number)
3344 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326-4802
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 407-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CUZ	New York Stock Exchange	("NYSE")
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On November 7, 2024, Cousins Properties Incorporated (the “Company”) entered into an underwriting agreement (the “Agreement”) between the Company and BofA Securities, Inc. (the “Underwriter”) with respect to the issue and sale by the Company and the purchase by the Underwriter of 6,000,000 shares of the Company’s Common Stock, par value $1.00 per share (the “Common Stock”) at a price of $31.01 per share (the “Offering”). The Offering closed on November 12, 2024, resulting in net proceeds to the Company of approximately $185.3 million after deducting estimated offering expenses.
The Agreement contains customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriter may be required to make in respect of these liabilities.
The Common Stock was offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-279209). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 8.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 7, 2024, by and between Cousins Properties Incorporated and BofA Securities, Inc.

5.1	Opinion of King & Spalding LLP.

8.1	Tax Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte Tax LLP (included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 12, 2024

COUSINS PROPERTIES INCORPORATED

By:	/s/ Gregg D. Adzema
Name:	Gregg D. Adzema
Title:	Executive Vice President and Chief Financial Officer